Employee Benefits	6 Months Ended
Sep. 30, 2024
Employee Benefits [Abstract]
Employee benefits

6. Employee benefits

All salaried employees of the Company in Hong Kong are enrolled in a Mandatory Provident Fund Scheme (“MPF scheme”) scheme under the Hong Kong Mandatory Provident Fund Schemes Ordinance, within two months of employment. The MPF scheme is a defined contribution retirement plan administered by an independent trustee. The Company makes regular contributions of 5% of the employee’s relevant income to the MPF scheme, subject to a maximum of $192 per month. Contributions to the plan vest immediately. The Company recorded MPF expense of $10,117 and $9,385 for the six months ended September 30, 2024 and 2023, respectively.